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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 33-35541



                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                    MORGAN STANLEY PACIFIC GROWTH FUND INC.

                            Dated December 30, 2002



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into two new Sub-Advisory Agreements with Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (the "Sub-Advisors") thereby replacing the current Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. As a result, the following changes to the Statement of Additional Information ("SAI") are required:


     The definition of "Sub-Advisor" in the section of the SAI titled "Glossary of Selected Defined Terms" is hereby amended and replaced in its entirety by the following:


         "Sub-Advisors" -- Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company, each a wholly-owned subsidiary of Morgan Stanley.


     Throughout the SAI, the term Sub-Advisor is hereby replaced by Sub-Advisors, unless expressly intended to refer to a specific Sub-Advisor.


     The second paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager and Sub-Advisor" is hereby amended and replaced in its entirety by the following:


         The Sub-Advisors are Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company, each a wholly-owned subsidiary of Morgan Stanley, whose addresses are Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009 and 23 Church Street, 16-01 Capital Square, Singapore 049481, respectively.


     The fourth paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager and Sub-Advisor" is hereby amended and replaced in its entirety by the following:


         Pursuant to the sub-advisory agreements (the "Sub-Advisory Agreements"), each effective August 11, 2003, between the Investment Manager and each Sub-Advisor, the Sub-Advisors have been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. As compensation for its services, the Investment Manager will pay each Sub-Advisor on a monthly basis a portion of the net management fees it receives from the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the former sub-advisor, Morgan Stanley Investment Management Inc., accrued total compensation under its sub-advisory agreement with the Investment Manager in the amounts of $2,601,909, $1,378,250 and $864,526, respectively.